UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION

13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 23, 2005 (August 23, 2005)

FIVE STAR QUALITY CARE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or other jurisdiction

of incorporation)

Commission File No. 1-16817	04-3516029
(IRS Employer
Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 796-8387

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 23, 2005, Five Star Quality Care, Inc. (“Five Star”), filed with the office of the State Department of Assessments and Taxation of Maryland Articles of Amendment to Five Star’s Articles of Amendment and Restatement to increase the number of shares of stock which Five Star has the authority to issue from 21,000,000 to 31,000,000 shares, consisting of 30,000,000 shares of common stock, $0.01 par value per share, and 1,000,000 shares of preferred stock, $0.01 par value per share.  The Articles of Amendment were effective upon filing.

Item 7.01. Regulation FD Disclosure.

On August 24, 2005, Five Star filed a prospectus supplement (the “Prospectus Supplement”) to its prospectus dated January 28, 2005 under its Registration Statement on Form S-3, File No. 333-121910, with the Securities and Exchange Commission in connection with a public offering and sale (the “Offering”) of 7,500,000 shares of its common stock, par value $.01 per share (plus additional shares to cover an over-allotment option).

The Prospectus Supplement contains certain information that was previously nonpublic. Among other things, the Prospectus Supplement discusses: (i) Five Star’s intention to terminate twelve management agreements with Sunrise Senior Living Services, Inc. (“Sunrise”) following the Offering and to pay termination fees to Sunrise currently expected to total approximately $79.5 million in connection therewith, which amount may change if Five Star terminates different management agreements than those Five Star is currently contemplating.  These termination fees will be recorded as expenses in Five Star’s income statement in the quarter in which Five Star gives the termination notices, which Five Star expects to be the current quarter ending September 30, 2005; (ii) Five Star’s expectation to fund these termination fees with the proceeds of a sale leaseback transaction with Senior Housing Properties Trust (“Senior Housing”) for the six communities Five Star recently acquired from Gordon Health Ventures, LLC (“Gordon”) and with a portion of the proceeds of the Offering and cash on hand; (iii) Five Star’s expectation of incurring a significant loss in the quarterly period ending September 30, 2005 and for all of 2005, as a result of the termination of the twelve Sunrise management agreements; and (iv) unaudited consolidated pro forma financial statements that present Five Star’s financial position at and as of June 30, 2005 as if the following had occurred: (1) Five Star’s acquisition of Gordon, including the related sale leaseback and line of credit financing entered to fund the Gordon acquisition, (2) the Offering and the use of a portion of the proceeds to repay Five Star’s mortgage line of credit financing and repay amounts outstanding under Five Star’s revolving credit facility, and (3) Five Star’s payment of termination fees for twelve Sunrise management agreements, including the related planned sale leaseback with Senior Housing to fund a portion of these fees, and the reduction in management fees payable to Sunrise.

Item 8.01. Other Events.

On August 24, 2005, Five Star agreed to sell 7,500,000 shares of common stock in an underwritten public offering.  The public offering price was $7.77 per share.  Five Star expects to issue and deliver these shares on or about August 29, 2005.  Five Star has granted the underwriters a 30-day option to purchase up to an additional 1,125,000 shares to cover over-allotments, if any.  Five Star expects to use the approximately $55.0 million of net proceeds of the offering (after estimated expenses and underwriters’ commissions) to repay $24.0 million of its first mortgage line of credit with Senior Housing Properties Trust, to reduce amounts outstanding under its revolving credit facility, to fund a portion of certain termination payments which Five Star expects will be payable to Sunrise and for general business purposes.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any of these shares. The offering of these shares will be made only by means of a prospectus supplement and accompanying prospectus.  In addition, this Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND FEDERAL SECURITIES LAWS.  THESE STATEMENTS REFLECT FIVE STAR’S INTENT, BELIEF OR EXPECTATION, OR THE INTENT, BELIEFS OR EXPECTATIONS OF FIVE STAR’S DIRECTORS AND OFFICERS, BUT THEY ARE NOT GUARANTEED TO OCCUR.  FOR EXAMPLE, THE TERMINATION OF FIVE STAR’S MANAGEMENT AGREEMENTS WITH SUNRISE MAY NOT IMPROVE FIVE STAR’S FINANCIAL RESULTS OR MAY CAUSE IT TO EXPERIENCE OPERATING LOSSES.  SUNRISE MAY DISPUTE FIVE STAR’S RIGHTS TO TERMINATE THESE CONTRACTS OR FIVE STAR’S CALCULATION OF THE TERMINATION FEES.  THE OPERATING AND FINANCIAL PERFORMANCE OF THE COMMUNITIES WHICH ARE THE SUBJECT OF THE 12 MANAGEMENT AGREEMENTS MAY DETERIORATE IN THE PERIOD AFTER FIVE STAR NOTIFIES SUNRISE OF ITS INTENTION TO TERMINATE THE AGREEMENTS AND BEFORE FIVE STAR IS ALLOWED TO ASSUME THEIR OPERATIONS PURSUANT TO THE AGREEMENT TERMS.  ALTHOUGH FIVE STAR’S EXPECTATION IS OTHERWISE, IT MAY BE UNABLE TO OPERATE THESE COMMUNITIES FOR ITS OWN ACCOUNT IN A MANNER WHICH IS AS PROFITABLE AS THEY HAVE BEEN OPERATED BY SUNRISE.  IN ADDITION, THE FINANCIAL BENEFITS FROM THE GORDON ACQUISITION, INCLUDING FIVE STAR’S EXPECTATION OF THE ACCRETION TO FIVE STAR’S EARNINGS DURING 2006, MAY NOT BE REALIZED; FIVE STAR MAY EXPERIENCE LOSSES BECAUSE IT IS UNABLE TO INCREASE OCCUPANCIES AT THE GORDON COMMUNITIES OR REALIZE COST SAVINGS FROM THE COMBINATION OF THE GORDON OPERATIONS WITH FIVE STAR’S EXISTING OPERATIONS.  FURTHER, THE FACT THAT THE OFFERING HAS PRICED MAY IMPLY THAT THE OFFERING WILL CLOSE.  THE CLOSING IS SUBJECT TO CONDITIONS CUSTOMARY TO TRANSACTIONS OF THIS TYPE AND MAY BE DELAYED OR MAY NOT OCCUR AT ALL.  THE FACT THAT THE UNDERWRITERS HAVE AN OVER-ALLOTMENT OPTION MAY IMPLY THAT THIS OPTION WILL BE EXERCISED. THE UNDERWRITERS ARE NOT UNDER ANY OBLIGATION TO EXERCISE THIS OPTION, OR ANY PORTION OF IT, AND MAY NOT DO SO.  IN ADDITION, THE AMOUNT OF AND THE INTENDED USE OF PROCEEDS FROM THE OFFERING MAY CHANGE.  THESE FORWARD LOOKING STATEMENTS ARE BASED

UPON  FIVE STAR’S PRESENT EXPECTATIONS, BUT THESE STATEMENTS AND THE IMPLICATIONS OF THESE STATEMENTS ARE NOT GUARANTEED.  INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS IN THIS PRESS RELEASE.

Item 9.01.  Financial Statements and Exhibits.

(c)           Exhibits.

1.1           Underwriting Agreement, dated August 24, 2005, between Five Star and the underwriters named therein relating to the sale of up to 8,625,000 shares of common stock.

3.1           Composite copy of Articles of Amendment and Restatement of Five Star.

5.1           Opinion of Venable LLP.

10.1         First Amendment to Credit and Security Agreement, dated as of July 22, 2005, by and among Five Star, each of the Guarantors party thereto and Wachovia Bank, National Association.

10.2         Second Amendment to Credit and Security Agreement, dated as of August 15, 2005, by and among Five Star, each of the Guarantors party thereto and Wachovia Bank, National Association.

23.1         Consent of Venable LLP (contained in Exhibit 5.1).

[Remainder of this Page Intentionally Left Blank.]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR QUALITY CARE, INC.

By:	/s/ Bruce J. Mackey Jr.
Name:	Bruce J. Mackey Jr.
Title:	Treasurer and Chief Financial Officer

Date:  August 24, 2005